UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2024

JANONE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102

Las Vegas, NV 89119

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JAN	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On May 21, 2024, in a Current Report on Form 8-K (the “8-K”), JanOne Inc. (“our” or “we”) disclosed our execution and delivery of a definitive Agreement and Plan of Merger (for the “Merger Transaction”), pursuant to the terms of which, we acquired all of the capital stock of Alt 5 Sigma, Inc., a Delaware corporation (“Alt 5”).

This amendment to the 8-K provides the financial statements of Alt 5 and the pro forma financial information, as required by Sections 9.01 (a) and (b), respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

Attached as Exhibit 99.1 are the consolidated balance sheets of Alt 5 as of December 31, 2023 and 2022, the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2023 and 2022, the related notes, and the audit report of La Posta & Associates.

Attached as Exhibit 99.2 are the consolidated interim balance sheets of Alt 5 as of March 31, 2024 and 2023, the related consolidated interim statements of earnings, interim statement of changes in stockholders’ deficit and interim statement of cash flows for the three months then ended, the related notes, and the review report of La Posta & Associates.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial statements are based on the Alt 5 historical financial statements and our historical consolidated financial statements, as adjusted to give effect to the Merger Transaction. The unaudited pro forma condensed combined balance sheet gives pro forma effect to the Merger Transaction as if it had been consummated on March 31, 2024. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023 give effect to the Merger Transaction as if it had occurred on January 1, 2023, and the unaudited pro forma condensed combined statements of operations for the three-month period ended March 31, 2024 give effect to the Merger Transaction as if it had occurred on January 1, 2024, the beginning of the earliest period presented. Note that the annual and three-month periods end on December 31, 2023 and March 31, 2024 for Alt 5, and on December 30, 2023 and March 30, 2024 for us.

The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. Release No. 33-10786 replaced the previous pro forma adjustment criteria with simplified requirements to depict the accounting for the Merger Transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Management has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an understanding of the combined company reflecting the Merger Transaction.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Merger Transaction taken place on the date indicated, nor are they indicative of the future consolidated results of operations or financial position of the resulting company.

The unaudited pro forma condensed combined balance sheets as of March 31, 2024 have been prepared using, and should be read in conjunction with, the following:

●	Alt 5’s unaudited balance sheet as of March 31, 2024. See Alt 5’s financial statements and the related notes attached to this 8-K as Exhibit 99.1;

●	Our unaudited balance sheet as of March 31, 2024. See our Quarterly Report on Form 10-Q for the period ended March 30, 2024.

The unaudited pro forma combined statement of operations for the year ended December 31, 2023 has been prepared using, and should be read in conjunction with, the following:

●	Alt 5’s audited statement of operations for the year ended December 31, 2023. See Alt 5’s financial statements and the related notes attached to this 8-K as exhibit 99.1;

●	Our audited statement of operations for the year ended December 30, 2023. See our Annual Report on Form 10-K for the fiscal year ended December 30 2023.

The unaudited pro forma combined statement of operations for the three months ended March 31, 2024 has been prepared using, and should be read in conjunction with, the following:

●	Alt 5’s unaudited statement of operations for the three months ended March 31, 2024. See Alt 5’s financial statements and the related notes attached to this 8-K as exhibit 99.2;

●	Our unaudited statement of operations for the three months ended March 30, 2024. See our Quarterly Report on Form 10-Q for the period ended March 30, 2024.

(d)	Exhibits.

Exhibit No.	Description
99.1	Consolidated balance sheets of Alt 5 Sigma Inc. as of December 31, 2023 and 2022, the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2023 and 2022, the related notes, and the audit report of La Posta & Associates.
99.2	Consolidated interim balance sheets of Alt 5 Sigma Inc. as of March 31, 2024 and 2023, the related consolidated interim statements of earnings, and interim statement of changes in stockholders’ deficit and interim statement of cash flows for the three months then ended, the related notes, and the review report of La Posta & Associates.
99.3	The Pro forma balance sheet as of March 31, 2024 (Alt 5 Sigma Inc.) / March 30, 2024 (JanOne Inc.); the Pro forma income statement as of December 31 2023 (Alt 5 Sigma Inc.) / December 30, 2024 (JanOne Inc.); the Pro forma income statement as of March 31, 2024 (Alt 5 Sigma Inc.) / March 30, 2024 (JanOne Inc.); and the Explanatory notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JanOne Inc.

By:	/s/ Tony Isaac
Name:	Tony Isaac
Title:	President and Chief Executive Officer

Dated: June 5, 2024